UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 2, 2005

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 351-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        On February 2, 2005, the Board of Directors of Hudson Highland Group, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, $.001 par value per share (“Common Shares”), of the Company. The dividend is payable upon the close of business on February 28, 2005 to the stockholders of record on that date (the “Record Date”). The Common Shares outstanding on the Record Date will include the Common Shares the Company will issue in connection with the 2-for-1 stock split in the form of a 100% stock dividend of Common Shares (the “Stock Dividend”) effective for the stockholders of record on February 14, 2005 and payable on February 25, 2005. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.001 par value (“Preferred Shares”), of the Company, at a price of $60.00 per one one-hundredth of a Preferred Share, subject to adjustment (the “Purchase Price”). The Purchase Price was established giving effect to the Stock Dividend. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated February 2, 2005, between the Company and The Bank of New York, as Rights Agent (the “Rights Agent”).

        Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (other than the Company, a subsidiary of the Company or an employee benefit plan of the Company or a subsidiary) (an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding Common Shares (the “Shares Acquisition Date”) or (ii) 10 business days (or such later date as may be determined by action of the Company’s Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group (other than the Company, a subsidiary of the Company or an employee benefit plan of the Company or a subsidiary) of 15% or more of such outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate.

        The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on February 28, 2015 (the “Final Expiration Date”), subject to extension, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

        The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, after the Record Date and prior to the Distribution Date.

        Because of the nature of the Preferred Shares’ dividend, voting and liquidation rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. See Item 5.03, “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” for a description of the terms of the Preferred Shares.

        In the event that any person becomes an Acquiring Person (a “Flip-In Event”), each holder of a Right (except as otherwise provided in the Rights Agreement) will thereafter have the right to receive upon exercise that number of Common Shares (or, in certain circumstances cash, property or other securities of the Company or a reduction in the Purchase Price) having a market value of two times the then current Purchase Price. Notwithstanding any of the foregoing, following the occurrence of a Flip-In Event all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, or subsequently become beneficially owned by an Acquiring Person, related persons and transferees will be null and void.

        In the event that, at any time following the Shares Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction or (ii) 50% or more of its consolidated assets or earning power are sold (the events described in clauses (i) and (ii) are herein referred to as “Flip-Over Events”), proper provision will be made so that each holder of a Right (except as otherwise provided in the Rights Agreement) will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the then current Purchase Price.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company be evidenced by depositary receipts). In lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

        The Purchase Price is payable by certified check, cashier’s check, bank draft or money order or, if so provided by the Company, the Purchase Price following the occurrence of a Flip-In Event and until the first occurrence of a Flip-Over Event may be paid in Common Shares having an equivalent value.

        At any time after a person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by any Acquiring Person which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

        At any time prior to a person becoming an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        Other than amendments that would change the Redemption Price or move to an earlier date the Final Expiration Date of the Rights, the terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower the threshold for exercisability of the Rights from 15% to not less than 10%, with appropriate exceptions for any person then beneficially owning a percentage of the number of Common Shares then outstanding equal to or in excess of the new threshold, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        While distribution of the Rights will not constitute a taxable event to the shareholders or the Company, the shareholders may, depending on the circumstances, recognize taxable income in the event that the Rights become exercisable for Preferred Shares (or other consideration) of the Company or for common stock of the acquiring company, as set forth above.

        As of January 31, 2005 (prior to the Stock Dividend discussed above), there were 10,300,136 Common Shares issued and outstanding. Each outstanding Common Share upon the close of business on February 28, 2005 will receive one Right. As long as the Rights are attached to the Common Shares, the Company will issue one Right for each Common Share which becomes outstanding between the Record Date and the Distribution Date so that all such shares will have attached Rights. The Company’s Board of Directors has initially reserved 1,000,000 Preferred Shares for issuance upon exercise of the Rights, effective on the Record Date.

        The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on redemption of the Rights or on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company prior to the time that the Rights may not be redeemed (as described above) since the Board of Directors may, at its option, at any time until a person becomes an Acquiring Person redeem all but not less than all the then outstanding Rights at $.001 per Right. The Rights are designed to provide additional protection against abusive takeover tactics such as offers for all shares at less than full value or at an inappropriate time (in terms of maximizing long-term shareholder value), partial tender offers and selective open-market purchases. The Rights are intended to assure that the Company’s Board of Directors has the ability to protect shareholders and the Company if efforts are made to gain control of the Company in a manner that is not in the best interests of the Company and its shareholders.

        The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the Form of Right Certificate, is filed herewith as an exhibit. The foregoing description of the Rights is does not purport to be complete and is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On February 2, 2005 and in connection with the declaration of the dividend of Rights and the Company’s entry into the Rights Agreement, the Board of Directors of the Company established and fixed the rights and preferences of the Preferred Shares. The terms of the Preferred Shares became part of the Company’s Amended and Restated Certificate of Incorporation effective when the Company filed a Certificate of Designations containing the terms of the Preferred Shares (the “Certificate of Designations”) with the Secretary of State of the State of Delaware on February 3, 2005.

        Preferred Shares purchasable upon the exercise of Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

        The Certificate of Designations, specifying the terms of the Preferred Shares, is filed herewith as an exhibit. The foregoing description of the Preferred Shares is does not purport to be complete and is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

(3.1)	Certificate of Designations of the Board of Directors Establishing the Series and Fixing the Relative Rights and Preferences of Series A Junior Participating Preferred Stock.

(4.1)	Rights Agreement, dated as of February 2, 2005, between Hudson Highland Group, Inc. and The Bank of New York (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A of Hudson Highland Group, Inc., dated as of February 3, 2005 (Commission File No. 0-50129)).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.
Dated: February 3, 2005	By:	/s/ Richard W. Pehlke
Richard W. Pehlke Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

(3.1)	Certificate of Designations of the Board of Directors Establishing the Series and Fixing the Relative Rights and Preferences of Series A Junior Participating Preferred Stock.

(4.1)	Rights Agreement, dated as of February 2, 2005, between Hudson Highland Group, Inc. and The Bank of New York (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A of Hudson Highland Group, Inc., dated as of February 3, 2005 (Commission File No. 0-50129)).

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